UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020 (June 11, 2020)

CoJax Oil and Gas Corporation

(Exact name of Registrant as specified in its charter)

Virginia	333-232845	46-1892622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jeffrey Guzy, Chief Financial Officer

3033 Wilson Boulevard, Suite E-605

Arlington, Virginia 22201

(703) 216-8606

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    X

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 12, 2020, CoJax Oil and Gas Corporation, a Virginia corporation (“Corporation”) filed an Amendment (“Amendment”) to its Amended and Restated Articles of Incorporation with the Virginia State Corporation Commission (“S.C.C.”). The Amendment will amend Section D(4) and Section D(5) of Article III of the Amended and Restated Articles of Incorporation to clarify the meaning of each section. Section D(4) grants conversion rights to holders of the Series A Convertible Preferred Stock and Section D(5) provides that the issued shares of Series A Convertible Preferred Stock would convert without any action by the holders into shares of Corporation Common Stock in the event of a merger or similar reorganization involving the Corporation. The Amendment was approved by the sole shareholder and sole director of the Corporation.  The Amendment will be effective upon review and acceptance by S.C.C., which should be within ten days from the filing date.  The Corporation has issued no shares of Series A Convertible Preferred Stock as of the date of the filing of this Current Report on Form 8-K.

Attached as Exhibit 3.1 to this Current Report on Form 8-K is the Amendment as filed with the S.C.C. The above summary of the Amendment is qualified by reference to the Amendment and the Amended and Restated Articles of Incorporation, as filed as Exhibit 3.1 to the Corporation’s Form S-1 Registration Statement (S.E.C. File Number 333-232845), filed with Commission on July 26, 2019.

Item 9.01   Financial Statements and Exhibits.

Exhibit NumberDescription of Exhibit

3.1Amendment to Amended and Restated Articles of Incorporation of CoJax Oil and Gas Corporation, dated June 12, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COJAX OIL AND GAS CORPORATION

By:  /s/ Jeffrey J. Guzy

Jeffrey J. Guzy, Chief Executive Officer

Date: June 12, 2020

EXHIBIT INDEX

Exhibit NumberDescription of Exhibit

3.1Amendment to Amended and Restated Articles of Incorporation of CoJax Oil and Gas Corporation, dated June 12, 2020